UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 APRIL 29, 2004
                                 --------------
                Date of Report (Date of earliest event reported)



                         AMALGAMATED TECHNOLOGIES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-25007                 65-0656268
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)

      153 EAST 53RD ST., 48TH FL.
              NEW YORK, NY                                            10022
(Address of principal executive offices)                           (Zip Code)




                                 (212) 521-5180
                                 --------------
               Registrant's telephone number, including area code



                    1640 TERRACE WAY, WALNUT CREEK, CA 94596
                    ----------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On April 29, 2004 Amalgamated Technologies Inc., a Delaware corporation (the "Company") closed a private placement offering under Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the terms of the private placement, the Company sold 5,500,000 shares of its common stock at a purchase price of $1.00 per share for aggregate gross proceeds of $5,500,000. The per share price of the offering was determined by the Company's board of directors based upon an analysis of certain factors including, but not limited to, the Company's potential future earnings, assets and net worth of the Company. All of the investors in the private placement were accredited investors as that term is defined under Rule 506 of Regulation D of the Securities Act. The investors executed subscription agreements, as amended, and acknowledged that the securities to be issued have not been registered under the Securities Act, that the investors understood the economic risk of an investment in the common stock, and that the investors had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the common stock. Following the consummation of the offering the Company has 9,526,666 shares of common stock issued and outstanding. Following the closing of the offering no investor in the offering will be the beneficial owner of more than 5% of the Company's issued and outstanding common stock. The Company's two principal shareholders prior to the closing of the offering shall collectively own 37.3% of the Company's issued and outstanding common stock following the closing of the offering. No underwriter was involved in the transaction, and no commissions or other remuneration were paid in connection with the offer and sale of the securities.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

None

(b) PRO FORMA FINANCIAL INFORMATION.

None.

(c) EXHIBITS.

EXHIBIT     DESCRIPTION

2.1 Form of Subscription Agreement by and among the Company and the Investors

2.2 Form of Letter Amendment to the Subscription Agreement by and among the Company and the Investors

99.1        Press Release, dated April 29, 2004


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2004                              AMALGAMATED TECHNOLOGIES, INC.

                                                 By:  /s/ Robert Ellin
                                                      ----------------
                                                      ROBERT ELLIN, PRESIDENT